| FCPT | Q2 20211 SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q2 2021 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T

| FCPT | Q2 20212 C AU T I O N AR Y N O T E R E G AR D I N G F O R W AR D - L O O K I N G S T AT E M E N T S This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission

| FCPT | Q2 20213 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17

| FCPT | Q2 20214 CONSOLIDATING BALANCE SHEET As of 12/31/2020 ($000s, except shares and per share data) Unaudited Real Estate Operations Restaurant Operations Elimination Consolidated FCPT Consolidated FCPT ASSETS Real estate investments: Land 866,678$ 5,051$ -$ 871,729$ 827,502$ Buildings, equipment and improvements 1,349,628 12,137 - 1,361,765 1,327,641 Total real estate investments 2,216,306 17,188 - 2,233,494 2,155,143 Less: accumulated depreciation (664,268) (5,376) - (669,644) (657,621) Real estate investments, net 1,552,038 11,812 - 1,563,850 1,497,522 Intangible lease assets, net 96,909 - - 96,909 96,291 Total real estate investments and intangible lease assets, net 1,648,947 11,812 - 1,660,759 1,593,813 Real estate held for sale - - - - 2,763 Cash and cash equivalents 24,714 2,382 - 27,096 11,064 Straight-line rent adjustment 51,610 - - 51,610 47,938 Other assets 8,099 4,261 - 12,360 11,839 Derivative assets 1,465 - - 1,465 762 Investment in subsidiary 12,015 - (12,015) - - Intercompany receivable 2,471 - (2,471) - - Total Assets 1,749,321$ 18,455$ (14,486)$ 1,753,290$ 1,668,179$ LIABILITIES AND EQUITY Liabilities: Term loan ($400,000, net of deferred financing costs) 394,152$ -$ -$ 394,152$ 396,744$ Revolving facility ($250,000 capacity) - - - - 10,000 Unsecured notes ($450,000, net of deferred financing costs) 446,554 - - 446,554 347,134 Rent received in advance 10,456 - - 10,456 11,926 Derivative liabilities 12,958 - - 12,958 18,717 Dividends payable 24,157 - - 24,157 24,058 Other liabilities 10,015 5,675 - 15,690 15,099 Intercompany payable - 2,471 (2,471) - - Total liabilities 898,292$ 8,146$ (2,471)$ 903,967$ 823,678$ Equity: Preferred stock -$ -$ -$ -$ -$ Common stock 8 - - 8 8 Additional paid-in capital 844,334 12,015 (12,015) 844,334 840,455 Accumulated other comprehensive (loss) income (17,134) - - (17,134) (25,695) Noncontrolling interest 3,063 - - 3,063 3,061 Retained earnings 20,758 (1,706) - 19,052 26,672 Total equity 851,029$ 10,309$ (12,015)$ 849,323$ 844,501$ Total Liabilities and Equity 1,749,321$ 18,455$ (14,486)$ 1,753,290$ 1,668,179$ As of 6/30/2021

| FCPT | Q2 20215 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Revenues: Rental revenue 42,162$ 38,034$ 83,677$ 75,759$ Restaurant revenue 7,110 2,895 12,341 7,599 Total revenues 49,272 40,929 96,018 83,358 Operating expenses: General and administrative 4,465 3,719 9,228 7,560 Depreciation and amortization 8,388 7,093 16,624 14,148 Property expenses 1,202 1,066 2,204 1,701 Restaurant expenses 6,589 3,310 11,448 7,812 Total operating expenses 20,644 15,188 39,504 31,221 Interest expense (8,384) (7,319) (16,017) (14,322) Other income, net 7 162 8 166 Realized gain on sale, net - - 431 - Income tax expense (71) (64) (134) (125) Net income 20,180 18,520 40,802 37,856 Net income attributable to noncontrolling interest (42) (54) (85) (125) Net Income Attributable to Common Shareholders 20,138$ 18,466$ 40,717$ 37,731$ Basic net income per share 0.26$ 0.26$ 0.54$ 0.54$ Diluted net income per share 0.26$ 0.26$ 0.53$ 0.54$ Regular dividends declared per share 0.3175$ 0.3050$ 0.6350$ 0.6100$ Weighted-average shares outstanding: Basic 76,058,812 70,261,189 76,014,595 70,137,490 Diluted 76,167,465 70,370,769 76,147,769 70,288,408 Three Months Ended June 30, Six Months Ended June 30,

| FCPT | Q2 20216 FFO & AFFO RECONCIL IATION ___________________________ (1) Amount represents base rent that the Company believed it would abate as a result of lease amendments. GAAP requires revenue recognition for the abated rent in the current period. For the second quarter of 2020, this amount was recorded in rental revenue and accounts receivable. When the related lease amendments were signed, the accounts receivable balance equal to the abated rental payment was recognized as a lease incentive and amortized as a reduction to rental revenue over the future lease term. (2) Assumes the issuance of common shares for OP units held by non-controlling interest. ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Net income 20,180$ 18,520$ 40,802$ 37,856$ Depreciation and amortization 8,367 7,075 16,582 14,113 Realized gain on sales of real estate - - (431) - FFO (as defined by NAREIT) 28,547$ 25,595$ 56,953$ 51,969$ Straight-line rent (1,785) (2,109) (3,796) (4,270) Recognized rental revenue abated(1) - (1,372) - (1,372) Stock-based compensation 876 797 2,247 1,628 Non-cash amortization of deferred financing costs 890 534 1,433 1,046 Other non-cash interest income (expense) - (1) - (2) Non-real estate investment depreciation 21 18 42 35 Other non-cash revenue adjustments 548 202 1,054 387 Adjusted Funds From Operations (AFFO) 29,097$ 23,664$ 57,933$ 49,421$ Fully diluted shares outstanding(2) 76,326,857 70,575,161 76,307,121 70,518,676 FFO per diluted share 0.37$ 0.36$ 0.75$ 0.74$ AFFO per diluted share 0.38$ 0.34$ 0.76$ 0.70$ Three Months Ended June 30, Six Months Ended June 30,

| FCPT | Q2 20217 NET ASSET VALUE COMPONENTS ___________________________ (1) See glossary on page 16 for tenant EBITDAR and tenant EBITDAR coverage definitions: 83% of portfolio ABR reporting. Non-Darden tenant EBITDAR coverage this quarter includes some financial information provided by tenants for time periods prior to the COVID-19 pandemic. (2) Lease term weighted by annual cash base rent (ABR) as defined in glossary. (3) Current scheduled minimum contractual rent as of 6/30/2021. (4) FCPT acquired 23 properties and leasehold interests in Q2 2021; FCPT had no dispositions in the quarter. Real Estate Portfolio as of 6/30/2021 Purchase Price ($000s) # of Rental Leases Total Square Feet (000s) Avg. Rent Per Square Foot ($) Tenant EBITDAR Coverage(1) Lease Term Remaining (Yrs)(2) Annual Cash Base Rent ($000s)(3) % Total Cash Base Rent(3) Darden - 438 3,403 30 5.0x 8.9 102,419 63.4% Other restaurant - 333 1,549 32 2.7x 12.2 49,144 30.4% Non-Restaurant - 72 453 22 N/A 6.8 10,025 6.2% Total Owned Portfolio - 843 5,404 30 4.4x 9.7 161,588 100.0% Q2 2021 Transaction Activity(4) Properties acquired 45,637 24 128 25 N/A 6.6 3,137 1.9% No sales in Q2 2021 Tangible Assets Book Value ($000s) Cash, cash equivalents, and restricted cash 27,096$ Other tangible assets 6,586 Total Tangible Assets 33,682$ Debt Face Value ($000s) Term loan 400,000$ Senior fixed rate notes 450,000 Revolving credit facility - Total Debt 850,000$ Tangible Liabilities Book Value ($000s) Dividends payable 24,157$ Rent received in advance, accrued interest, and other accrued expenses 17,748 Total Tangible Liabilities 41,905$ Shares Outstanding Common stock (shares outstanding as of 6/30/2021) 76,202,401 Operating partnership units (OP units outstanding as of 6/30/2021) 159,392 Total Common Stock and OP Units Outstanding 76,361,793

| FCPT | Q2 20218 C APITALIZ ATION & KEY CREDIT METRICS ___________________________ (1) Second quarter 2021 dividend was declared on 6/14/2021, payable on 7/15/2021. (2) Principal debt amount less cash and cash equivalents. (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income. % of Market Capitalization Equity: Share price (6/30/2021) 27.61$ Shares and OP units outstanding (6/30/2021) 76,361,793 Equity Value 2,108,349$ 71.3% Debt: Term loan 400,000$ 13.5% Revolving credit facility - 0.0% Unsecured notes 450,000 15.2% Total Debt 850,000$ 28.7% Total Market Capitalization 2,958,349$ 100.0% Less: cash (27,096) Implied Enterprise Value 2,931,253$ Dividend Data (fully diluted) Q2 2021 Common dividend per share(1) $0.3175 AFFO per share $0.38 AFFO payout ratio 83.6% Credit Metrics Net Debt(2) Adjusted EBITDAre (3) Ratio Net debt to Adjusted EBITDAre 822,904$ 148,260$ 5.6x Q2 2021 Capitalization ($000s, except shares and per share data)

| FCPT | Q2 20219 DEBT SUMMARY ___________________________ (1) Borrowings under the term loans accrue interest at a rate of LIBOR plus 1.25%. FCPT has entered into interest rate swaps that fix 87.5% of the term loans’ rate exposure through November 2022, 75% through November 2023, 63% through November 2024, and 50% through November 2025. The all-in cash interest rate on the portion of the term loan that is fixed is approximately 3.1% for 2021, 2022, and 2023. A LIBOR rate of 0.10% as of 6/30/2021 is used for the 8.75% of term loans that are not hedged. (2) These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge losses is currently $669 thousand per year. (3) As of 6/30/2021, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered. (4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes. Debt Type Maturity Date Balance as of June 30, 2021 ($000s) % of Debt Cash Interest Rate as of June 30, 2021(4) Weighted Average Maturity (Yrs.) Credit Facility(1) Revolving facility Nov-2025 - - - - Term loan Nov-2023 50,000 5.9% 2.89% 2.4 Term loan Mar-2024 100,000 11.8% 2.89% 2.7 Term loan Nov-2025 150,000 17.6% 2.89% 4.4 Term loan Nov-2026 100,000 11.8% 2.89% 5.4 Principal Amount 400,000$ Unsecured Notes(2) Private Note Jun-2024 50,000$ 5.9% 4.68% 2.9 Private Note Jun-2027 75,000 8.8% 4.93% 5.9 Private Note Dec-2026 50,000 5.9% 4.63% 5.5 Private Note Dec-2028 50,000 5.9% 4.76% 7.5 Private Note Jun-2029 50,000 5.9% 3.15% 7.9 Private Note Apr-2030 75,000 8.8% 3.20% 8.8 Private Note Apr-2029 50,000 5.9% 2.74% 7.8 Private Note Apr-2031 50,000 5.9% 2.99% 9.8 Principal Amount 450,000$ Mortgages Payable(3) None - - - - Total/Weighted Average 850,000$ 100.0% 3.43% 5.6 Unamortized Deferred Financing Costs Credit facility (5,848)$ Unsecured notes (3,446) Debt Carrying Value (GAAP) 840,706$ Fixed rate 800,000$ 94% Variable rate 50,000$ 6% Credit Rating (Fitch): BBB-

| FCPT | Q2 202110 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 6/30/2021 (1) The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026. Current Debt Maturity Schedule ($ millions) $50 $50 $150 $100 $250 $0 $0 $50 $150 $150 $75 $50 $100 $75 $50 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes $100 18% 5.6-year weighted average term for notes/term loans 94% fixed rate debt 3.43% weighted average cash interest rate $250 million available on revolver (1) 0% 0% 6% 18% 18% 12% 9% 6%9% 6%% of Total Debt Outstanding

| FCPT | Q2 202111 DEBT COVENANTS As of June 30, 2021 Covenants Q2 2021 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 36.1% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.9x Limitation on unencumbered leverage ≤ 60% 36.5% Unencumbered interest coverage ratio ≥ 1.75x 5.5x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

| FCPT | Q2 202112 PROPERTY LOCATIONS BY BRAND 843 Leases (1) 95 Brands ___________________________ Figures as of 6/30/2021 (1) FCPT owns 833 rental properties as of 6/30/2021 with 843 leases. Lease Count: Olive Garden (309) Longhorn Steakhouse (115) Chili’s (71) KFC (33) Burger King (25) Red Lobster (21) Buffalo Wild Wings (19) Bob Evans (16) Arby’s (15) Starbucks (12) BJ’s Restaurant (11) Taco Bell (11) Verizon (11) Bahama Breeze (10) Texas Roadhouse (10) Outback Steakhouse (8) Wendy’s (8) Chick-Fil-A (7) Caliber Collision (6) National Tire & Battery (6) Other (119)

| FCPT | Q2 202113 47% 309 Units 13% 115 Units 9% 71 Units 3% 14 Units Other Restaurants 22% 262 units 44 brands Non-Restaurant Retail 6% / 72 units / 44 brands Other Darden2 BRAND DIVERSIF ICATION ___________________ (1) Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 6/30/2021, as defined in glossary. (2) Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. FCPT total ABR(1): $161.6 million FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 309 2,630 47.2% 2 Longhorn Steakhouse 115 645 13.4% 3 Chili's 71 387 8.6% 4 Red Lobster 21 155 3.0% 5 Burger King 25 80 2.1% 6 Bahama Breeze 10 92 2.0% 7 Buffalo Wild Wings 19 117 1.9% 8 KFC 33 95 1.9% 9 Bob Evans 16 88 1.7% 10 BJ's Restaurant 11 89 1.6% 11 Arby's 15 47 1.0% 12 Outback Steakhouse 8 51 0.9% 13 Texas Roadhouse 10 73 0.8% 14 Starbucks 12 26 0.8% 15 Verizon 11 30 0.7% 16 Taco Bell 11 28 0.6% 17 Caliber Collision 6 83 0.6% 18 National Tire & Batery 6 40 0.5% 19 Wendy's 8 27 0.5% 20 REI 2 48 0.5% 21 Seasons 52 2 18 0.5% 22 Chick-Fil-A 7 34 0.5% 23 Panera 6 30 0.4% 24 McDonald's 5 23 0.4% 25 McAlister's Deli 4 15 0.4% 26-95 Other 100 453 7.3% Total Lease Portfolio 843 5,404 100%

| FCPT | Q2 202114 % ABR(1) ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% <1.0% No Properties MN SD NJ OHINIL VT NHID AL AZ AR CA CO CT DE FL GA IA KS KY LA ME MD MA MI MS MO MT NE NV NM NY NC ND OK OR PA RI SC TN TX UT VA WA WV WI WY GEOGRAPHIC DIVERSIF ICATION ___________________________ (1) Annual cash base rent (ABR) as defined in glossary. State % ABR Leases TX 11.4% 76 TN 3.1% 28 MD 2.5% 22 MN 1.6% 12 MO 1.0% 10 FL 10.7% 72 PA 2.7% 20 CO 2.4% 24 KY 1.5% 11 Other 7.6% 59 OH 7.2% 61 SC 2.7% 26 MS 2.4% 22 AZ 1.5% 11 GA 5.9% 49 CA 2.7% 15 WI 2.3% 27 NV 1.4% 8 MI 4.2% 42 VA 2.6% 22 NY 2.2% 18 LA 1.4% 10 IN 4.2% 51 AL 2.5% 30 IA 2.0% 22 AR 1.1% 8 IL 3.9% 40 NC 2.5% 23 OK 1.9% 16 KS 1.0% 8

| FCPT | Q2 202115 0.8% 1.2% 1.9% 2.0% 2.1% 12.0% 13.1% 11.5% 11.1% 10.6% 7.2% 14.4% 1.5% 1.7% 2.2% 1.1% 0.1% 0.5% 1.8% 0.2% 0.0% 0.0% 2.8% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 6/30/2021 (1) Annual cash base rent (ABR) as defined in glossary. (2) Occupancy based on portfolio square footage. Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.7% occupied2 as of 6/30/2021 Weighted average lease term of 9.7 years Less than 8.1% of rental income matures prior to 2027

| FCPT | Q2 202116 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 6/30/2021 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | Q2 202117 RECONCIL IATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ (1) See glossary on page 16 for non-GAAP definitions. ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Net Income 20,180$ 18,520$ 40,802$ 37,856$ Adjustments: Interest expense 8,384 7,319 16,017 14,322 Income tax expense 71 64 134 125 Depreciation and amortization 8,388 7,093 16,624 14,148 EBITDA(1) 37,023 32,996 73,577 66,451 Adjustments: Gain on dispositions and exchange of real estate - - (431) - Provision for impairment of real estate - - - - EBITDAre (1) 37,023 32,996 73,146 66,451 Adjustments: Real estate transaction costs 42 109 70 132 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 37,065 33,105 73,216 66,583 Annualized Adjusted EBITDAre 148,260$ 132,420$ 146,433$ 133,165$ Three Months Ended June 30, Six Months Ended June 30,

| FCPT | Q2 202118 SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q2 2021 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T